                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       Franklin Telecommunications Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        FRANKLIN TELECOMMUNICATIONS CORP.
                               733 Lakefield Road
                           Westlake Village, CA 91361


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1999


To the Holders of Common Stock of Franklin Telecommunications Corp.:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Franklin Telecommunications Corp. will be held at the Westlake Inn Hotel, Lakeside Room, 32001 Agoura Road., Westlake Village, California 91361, on June 18, 1999, at 1:00 P.M., local time, for the following purposes:

         1. To elect a board of five directors, with each director so elected to hold office until the next Annual Meeting and until their successors have been duly elected and qualified; and

         2. To amend the Articles of Incorporation to change the name of the Company to FTEL.COM.

         3. To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

         The Board of Directors has fixed the close of business on May 3, 1999 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

         All shareholders are cordially invited to attend the Annual meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, STAMPED ENVELOPE. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                      By Order of the Board of Directors,


                                      Frank W. Peters, Chief Executive Officer



Westlake Village, California
May 17, 1999



IMPORTANT:  IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, IT IS
            IMPORTANT THAT YOUR SHARES BE REPRESENTED SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

                        FRANKLIN TELECOMMUNICATIONS CORP.
                               733 Lakefield Road
                           Westlake Village, CA 91361

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 18, 1999

         This Proxy Statement is being furnished to the shareholders of Franklin Telecommunications Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held at the Westlake Inn Hotel, Lakeside Room, 32001 Agoura Road., Westlake Village, California 91361, on June 18, 1999, at 1:00 P.M, local time, and at any continuation or adjournment thereof.

         This Proxy Statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed on or about May 17, 1999 to shareholders of record on May 3, 1999, the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report to Shareholders, which contains audited financial statements for the fiscal year ended June 30, 1998 is concurrently being mailed to all shareholders of record as of May 3, 1999.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by telephone, telegraph or personal interview by Directors, officers and other regular employees of the Company, without extra compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.


                                  VOTING RIGHTS

         As of May 3, 1999, the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting, there were 25,206,719 shares of the Company's Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting, except that shareholders may be entitled to cumulative voting rights in the election of directors as describe below.

         Cumulative voting rights entitle a shareholder to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock he or she is entitled to vote, or to distribute such number of votes among two or more nominees in such proportion as the shareholder may choose. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. In order for all shareholders to cumulate votes, one shareholder must give notice to the Secretary prior to commencement of voting that of his or her intention to cumulate his or her votes.

         Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, by the persons named therein FOR the election of the seven director nominees listed below. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information regarding the ownership of the Company's Common Stock as of May 3, 1999, by (i) each of the current directors and nominees for election as a director of the Company, (ii) each person or group known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, and (iii) all current directors and executive officers of the Company as a group. Except as otherwise noted and subject to community property laws where applicable, each beneficial owner has sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise indicated, the address of each holder identified below is in care of the Company, 733 Lakefield Road, Westlake Village, California 91361.

Name and Address                                 Shares              Percent of
of Beneficial Owner                      Beneficially Owned (1)      Class (1)
-------------------                      ----------------------      ----------
Frank W. Peters                                 5,325,893               21%

Thomas Russell                                    248,000                1%

Peter S. Buswell                                  182,500                1%

Robert S. Harp                                     12,500              -0-

Herb Mitchell                                       2,000              -0-

All directors and executive officers of
  the Company as a group (5 persons)            5,770,893               23%

-----------
(1) In calculating beneficial and percentage ownership, all shares of Common Stock, which a named shareholder will have the right to acquire within 60 days of the record date for the Annual Meeting upon exercise of stock options and stock purchase warrants are deemed to be outstanding for the purpose of computing the ownership of such shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder. As of May 3, 1999, an aggregate of 25,206,719 shares of Common Stock were outstanding.


                              ELECTION OF DIRECTORS

     The Company's current Board of Directors has nominated five individuals, Frank W. Peters, Peter S. Buswell, Robert S. Harp, Thomas Russell and Herb Mitchell, for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company's shareholders and until their respective successors are elected and qualified. Each of the nominees is a current member of the Company's Board of Directors. Although it is not presently contemplated that any nominee will decline or be unable to serve as a Director, in either such event, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors should any nominee become unavailable to serve. In the event that anyone other than the five nominees listed below should be nominated for election as a director, the persons named in the accompanying proxy will have the authority, to be exercised in their discretion, to vote cumulatively for less than all of the nominees. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.

NOMINEES

     Certain information concerning the five individuals nominated by the Company's Board of Directors for election at the Annual Meeting to serve as directors of the Company for the ensuing year is set forth below:

     Mr. Peters has been Chairman and Chief Executive Officer of the Company since its organization in 1981. Between 1975 and 1984 he was also President of Franklin Data Systems and Franklin Systems Corporation. From 1973 to 1975, he was Vice President of Jacquard Systems Corporation, a computer hardware and word processing software development marketer.

     Mr. Buswell has been President and Chief Operating Officer of the Company since June, 1998. Previously, Mr. Buswell was the President of Xantel, since 1996, and Chief Marketing Officer for TAA, a software developer engaged in the development of enterprise wide mixed media messaging systems. During the 1980s he was manager of Strategic Planning for the Communications Systems Group of Exxon Enterprises, the venture capital unit of Exxon. He has also served as Director of Product Line Management at ITT and as Manager of Program Development at Datapoint. Mr. Buswell has been a director of the Company since 1996.

     Dr. Harp has been Chairman of Quesant Instruments, a manufacturer of scanning probe microscopes, since 1992. Between 1987 and 1992, he was Chairman of Vertek, a manufacturer of PC peripheral devices. He is also a founder of Vector Graphic, Inc. Dr. Harp has been a director of the Company since 1996.

     Mr. Russell has been the Chief Financial Officer and a director of the Company since 1996. He also served as its Chief Financial Officer between 1988 and 1990. Between 1990 and 1996 Mr. Russell was President of Russell Industries, a manufacturer's representative and distribution firm for optical storage memory products. Prior to that time Mr. Russell was a founder and CFO of Plasmon PLC, a UK based manufacturer of optical media and jukeboxes for the computer industry and partner at Sorenson, Russell & Company, a public accounting firm, and was employed by Peat Marwick. Mr. Russell is a Certified Public Accountant.

     Mr. Mitchell has thirteen years experience as a stock broker with Hornblower & Weeks in Boston. He negotiated the first cultural exchange program between Los Angeles and her sister city Leningrad (now St. Petersburg) for which he received a commendation from the Mayor of LA. He is currently enjoying a successful career as an actor, writer and producer for theatre, motion pictures and television.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

     During the last fiscal year, the Company's Board of Directors held four regular and special meetings or otherwise took action by written consent. The Board has established an Audit Committee, comprised of Messrs. Harp, Mitchell and Russell, and a Compensation Committee, comprised of Messrs. Peters, Harp and Mitchell. The Audit Committee meets to consult with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. With respect to compensation, the Compensation Committee determines the compensation of corporate officers, and will determine the persons entitled to participate in stock option, bonus and other similar plans. The Board of Directors continues to meet as a whole to nominate the individuals to be proposed by the Board of Directors for election as directors of the Company, and has no separate nominating committee.

     Each non-employee director is paid an annual retainer of $ -0- plus $ -0-per each board meeting attended and each board committee meeting attended for each committee of which they are a member. The Company has and will continue to pay the expenses of its non-employee directors in attending Board meetings. No compensation is paid to any of the employee directors.

     There is no family relationship between any nominee and any other nominee or executive officer of the Company.

EXECUTIVE OFFICERS

     The executive officers of the Company are Frank W. Peters, Chief Executive Officer, Peter S. Buswell, President and Chief Operations Officer and Thomas Russell, Chief Financial Officer. Subject to the terms of applicable employment agreement, officers serve at the pleasure of the Board of Directors.

EXECUTIVE COMPENSATION

     The following table sets forth certain compensation paid or accrued by the Company during the years ended June 30, 1997 and June 30, 1998 to its President and its Chief Financial Officer (the "Named Executive Officers").

                                                         ANNUAL COMPENSATION
                                                    -------------------------------     ALL OTHER
       NAME AND PRINCIPAL POSITION                  YEAR      SALARY        BONUS      COMPENSATION
       ---------------------------                  ----     --------      --------    ------------
Frank W. Peters, President.....................     1997     $291,556(1)   $100,000         -0-
                                                    1998     $309,048(1)        -0-         -0-

Peter S. Buswell(2)............................     1997     $    -0-           -0-
                                                    1998     $ 16,298           -0-

Thomas Russell, Chief Financial Officer(3).....     1997     $ 60,208      $ 10,000         -0-
                                                    1998     $109,167      $  5,000         -0-

----------
(1) Portions of these amounts were deferred. See "Transactions with Management," below.

(2)  Mr. Buswell was employed by the Company beginning in June 1998.

(3)  Mr. Russell was employed by the Company beginning in October 1996.

     Except as disclosed above, no compensation characterized as long-term compensation, including restricted stock awards issued at a price below fair market value or long-term incentive plan payouts, were paid by the Company during the years ended June 30, 1997 and 1998 to any of the Named Executive Officers.

EMPLOYMENT AGREEMENTS

     The Company's CEO is employed pursuant to a six year Employment Agreement, effective January 1, 1998. The Employment Agreement provides for compensation at the rate of $27,000 per month, with annual increases of 6%. The Company's President is employed pursuant to a two year Employment Agreement, commencing within June 1998. The Employment Agreement provides for compensation at the rate of $18,750 per month, with annual increases of 6%. The Company's Chief Financial Officer is employed pursuant to Employment Agreement for a two year period, commencing on January 10, 1999, providing monthly compensation at the rate of $12,500 per month, with annual increases of 6%.

STOCK OPTIONS

     The Company's 1986 Stock Option Plan, as amended (the "1986 Plan"), authorizes the granting of options to employees that are intended to qualify as "incentive stock options" under the Internal Revenue Code of 1986 ("Incentive Stock Options"), as well as stock options that are not intended to so qualify ("Nonstatutory Options"), which may be granted to officers, directors, employees, consultants, and others expected to provide significant services to the Company or its subsidiaries. The 1986 Plan, which is administered by the Board of Directors, currently covers an aggregate of 700,000 shares. The maximum term of a stock option granted under the 1986 Plan is ten years, but if the optionee at the time of grant has voting power over more than 10% of the Company's stock, the maximum term is five years. If an option granted expires or terminates, the shares subject to the unexercised portion of that option will become available for the grant of future options under the 1986 Plan. If an optionee terminates his or her service to the Company, the optionee may exercise only those option shares vested as of the date of termination and must effect such exercise within three months, although the Board of Directors may set a longer period for exercise of stock options. The 1986 Plan may be amended at any time by the Board of Directors, although certain amendments would require shareholder approval.

     The exercise price of Incentive Stock Options granted under the 1986 Plan must be at least equal to the fair market value of the stock subject to the option on the date of grant, except that the exercise price of an Incentive Stock Option granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the stock subject to the option on the date of grant. The exercise price of Nonstatutory Stock Options granted under the 1986 Plan must be at least equal to 85% of the fair market value of the stock subject to the option on the date of the grant. Payment of the exercise price may be made in cash, promissory notes or other consideration as determined by the Board of Directors.

     The Company has also adopted a 1988 Stock Option Plan on substantially similar terms as the 1986 Plan. The 1988 Plan covers 300,000 shares. In 1994 the Company adopted an Incentive Stock Option Plan, providing for the grant of incentive stock options to purchase up to 600,000 shares on substantially the same terms as the incentive stock options under the 1986 Plan. In 1995 the Company adopted its 1994 Nonstatutory Stock Option Plan, which provides for the grant of nonstatutory options to purchase up to 1,400,000 shares on substantially the same terms as the Nonstatutory Options under the 1986 Plan.

     During the year ended June 30, 1998, the Company adopted the 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan provides for the granting of options to purchase up to 2,000,000 shares of common stock that are intended to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code.

CERTAIN TRANSACTIONS

     During the year ended June 30, 1995, the Company issued notes for an aggregate of $217,000 payable to its CEO, Frank W. Peters, in lieu of compensation, included in the table above. These notes bear interest at the rate of 9% per annum and are due and payable as follows: $12,000 due on August 20, 1995, $65,000 due on August 20, 1997, and $140,000 due on January 5, 1999. Mr.
Peters has waived any defaults or penalties with respect to the unpaid portions of these notes. The $140,000 note is convertible into shares of the Company's Common Stock at a conversion price of $.10 per share.

     During the year ended June 30, 1995, the Company issued 2,000,000 shares to its CEO, Frank W. Peters, upon exercise of options previously granted. The exercise price was paid by the cancellation of notes in the amount of $92,000 and accrued interest in the amount of $42,000.

     During the year ended June 30, 1996, the Company transferred 4,200,000 of its shares of FNet to its CEO, Frank W. Peters, and to Colin Patterson, who was a director of the Company at the time, in cancellation of notes payable and for consulting services. Management of the Company valued the FNet shares at $.015 per share, based upon the book value of FNet at the time of the transaction. The issuance of these shares caused the Company's ownership percentage of FNet to decrease from 100% to 79% as of June 30, 1996.

     During the year ended June 30, 1996, the Company deferred payment of $117,000 in compensation, included in the table above, to its CEO, Frank W. Peters, with his permission, for an undetermined time period.

     On September 20, 1995, the Company issued a promissory note for $100,000, bearing interest at the rate of 8%, to its CEO, in lieu of bonus compensation, included in the table above, for attaining certain corporate objectives. The note is payable in twenty four equal monthly installments of $4,523. No payments have been made to date on this Note, and the President has waived the default provisions.

     On September 20, 1996, the Company issued a $100,000 promissory note to its CEO in exchange for services rendered in fiscal 1997. No compensation expense was recorded in fiscal 1996 relating to this note. Bonus compensation expense of $100,000 will be recorded in connection therewith in fiscal 1997. The note bears interest at 8% per annum, and is payable in thirty-six equal monthly installments of $3,134.

     On December 13, 1996, the Company granted an option to purchase 1,000,000 shares of its Common Stock at an exercise price of $1.31 per share, the market price as of December 13, 1996. The options were granted to key management employees for achievement of certain goals. The options are all currently exercisable. Of the options, 500,000 were granted to the Company's CEO, Frank W. Peters, and 100,000 were granted to its Chief Financial Officer, Thomas Russell.

     During the year ended June 30, 1997, the Company deferred payment of $112,000 in compensation, included in the table above, to its CEO, with his permission, for an undetermined time period.

     As of June 30, 1997, the deferred compensation of $117,000 and $112,000 was converted into two promissory notes. One half of the principal balance of the notes is convertible into shares of the Company's Common Stock at a conversion rate of 50% of the fair market value of the Common Stock at the date of conversion.

     On October 7, 1997, the Company's CEO exercised an option to convert a note for $133,000 into 1,333,695 shares of the Company's Common stock at the exercise price of $.10 per share.

     On October 14, 1997, the Company's CEO exercised an option to purchase 300,000 shares of the Company's Common stock at the exercise price of $.10 per share.

     On November 3, 1997, the Company's Chief Financial Officer exercised options to purchase 150,000 shares of the Company's Common stock at exercise prices ranging from $.69 to $1.31.

     On May 11, 1998, the Company's Chief Financial Officer exercised options to purchase 100,000 shares of the Company's Common stock at an exercise price of $.69 per share.

     As of June 30, 1998, the deferred compensation of $129,000 for the CEO was converted into a promissory note. One half of the principal balance of the note is convertible into shares of the Company's Common Stock at a conversion rate of 50% of the fair market value of the Common Stock at the date of conversion.

     As of December 31, 1998, the CEO converted all outstanding promissory notes owed to him by the Company into one non-interest bearing note. All previous provisions to convert amounts owed into stock and security interest in the Company's assets were eliminated.

COMPENSATION COMMITTEE REPORT

Report on Annual Compensation of Executive Officers

     It is the policy of the Company's Compensation Committee to establish compensation levels for the executive officers, which reflect the Company's overall performance and their performance, responsibilities and contributions to the long-term growth and profitability of the Company. The committee determines compensation based on its evaluation of the Company's overall performance, including various quantitative factors, primarily the Company's financial performance, sales and earnings against the Company's operating plan, as well as various qualitative factors such as new product development, the Company's product and service quality, the extent to which the executive officers have contributed to forming a strong management team and other factors which the committee believes are indicative of the Company's ongoing ability to achieve its long-term growth and profit objectives.

     The principal component of the compensation of the executive officers is their base salaries. The committee also retains the discretion to award bonuses based on corporate or individual performance. The committee evaluates the practices of various industry groups, market data, including data obtained from time to time from outside compensation consultants, and other economic information to determine the appropriate ranges of base salary levels which will enable the Company to retain and incentivize the executive officers. Throughout the year, the committee members review the corporate and individual performance factors described above. The committee, based upon its review of performance for the previous year and its review of the Company's operating plan, establishes salary levels and awards any bonuses to the executive officers.

     The Compensation Committee also considers grants of stock options for the Company's key employees, including executive officers. The purpose of the stock option program is to provide incentives to the Company's management to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company. Individual amounts of annual stock option grants are derived based upon review of competitive compensation practices with respect to the same or similar executive positions, overall corporate performance and individual performance.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act"), requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership an changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required to furnish the Company with copies of all such forms which they file.

     To the Company's knowledge, based solely on the Company's review of such reports or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended December 31, 1998 filing requirements applicable to its officers, directors, and other persons subject to Section 16 of the Exchange Act were in compliance, except that Forms 4 were not filed for sales of securities.


                             INDEPENDENT ACCOUNTANTS

     Singer Lewak Greenbaum & Goldstein LLP has been retained to serve as the Company's independent certified public accountants for the fiscal year ending June 30, 1998. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting, and to be available to respond to any shareholder questions directed to Singer Lewak Greenbaum & Goldstein LLP. This representative will have an opportunity to make a statement if Singer Lewak Greenbaum & Goldstein LLP so desires.


                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than ninety (90) days prior to January 29, 2000.


                                 ANNUAL REPORTS

     The Company's 1998 Annual Report, which includes audited financial statements for the Company's fiscal year ended June 30, 1998, is concurrently being mailed with this proxy statement to shareholders of record on May 3, 1999.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for action at the meeting. However, if any matters not included in this Proxy Statement properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote under the authority therein given in accordance with his or their best judgment.

                                       By Order of the Board of Directors,

                                       Frank W. Peters , Chief Executive Officer

                                       May 17,1999

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE
                                REVOCABLE PROXY
                       FRANKLIN TELECOMMUNICATIONS CORP.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 18, 1999


     The undersigned hereby appoints Frank W. Peters and Thomas Russell, and each of them as attorney-in-fact and proxy for the undersigned, with full power of substitution, to represent the undersigned and vote, as designated below, all of the shares of Common Stock of Franklin Telecommunications Corp. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held on June 18, 1999, or at any adjournment or continuation thereof.

1. ELECTION OF DIRECTORS: for all nominees listed below (except as marked to the contrary below):

                    For       Withhold       For All Except
                    [ ]          [     ]          [ ]

     Frank W. Peters, Peter S. Buswell, Robert S. Harp,
     Thomas Russell and Herb Mitchell

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------------------------------------------------------------------

2. To amend the Articles of incorporation to change the name of the Company to FTEL.COM

                    For         Against         Abstain
                    [ ]           [ ]             [ ]

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

     Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and other signing in a fiduciary capacity should state their full title as such.

Please be sure to sign and date this Proxy in the box below.

                                                           Date

                                                           ____________________


___________________________                       _____________________________
Shareholder sign above                            Co-holder (if any) sign above

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   Detach above card, sign, date and mail in postage paid envelope provided.

                       FRANKLIN TELECOMMUNICATIONS CORP.

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY
     SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.